                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5522
                                   ------------


                             RIVERSOURCE SECTOR SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota               55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     6/30
                         --------------
Date of reporting period:    6/30
                         --------------

Annual Report

                                                       RIVERSOURCE [LOGO] (SM)
                                                              INVESTMENTS

   RIVERSOURCE(SM)
   DIVIDEND OPPORTUNITY FUND

------------------------------------------------------------------------------

   ANNUAL REPORT FOR THE
   PERIOD ENDED JUNE 30, 2006

>  RIVERSOURCE DIVIDEND OPPORTUNITY
   FUND SEEKS TO PROVIDE SHAREHOLDERS
   WITH A HIGH LEVEL OF CURRENT INCOME.
   SECONDARY OBJECTIVE IS GROWTH OF
   INCOME AND CAPITAL.

------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot .............................................................. 2

Performance Summary ........................................................ 3

Questions & Answers
   with Portfolio Management ............................................... 4

The Fund's Long-term Performance ........................................... 8

Investments in Securities ..................................................10

Financial Statements .......................................................14

Notes to Financial Statements ..............................................17

Report of Independent Registered
   Public Accounting Firm ..................................................30

Federal Income Tax Information .............................................31

Fund Expenses Example ......................................................33

Board Members and Officers .................................................35

Approval of Investment Management
   Services Agreement ......................................................38

Proxy Voting ...............................................................38

Results of Meeting of Shareholders .........................................39

                                   [LOGO]
                                DALBAR RATED
                                    2006
                             FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 1
------------------------------------------------------------------------------

FUND SNAPSHOT AT JUNE 30, 2006

------------------------------------------------------------------------------
PORTFOLIO MANAGERS                                                         <
------------------------------------------------------------------------------

PORTFOLIO MANAGERS                             SINCE         YEARS IN INDUSTRY
Warren Spitz                                    2/04                 22
Steve Schroll                                   2/04                 25
Laton Spahr                                     2/04                  7
Paul Stocking                                   8/06                 19

------------------------------------------------------------------------------
FUND OBJECTIVE                                                             <
------------------------------------------------------------------------------

To provide a high level of current income. Secondary objective is growth of income and capital.

Inception dates by class

A: 8/1/88       B: 3/20/95      C: 6/26/00      I: 3/4/04       Y: 3/20/95

Ticker symbols by class

A: INUTX        B: IUTBX        C: ACUIX        I: RSOIX        Y: --

Total net assets                                            $1.243 billion

Number of holdings                                                     126

------------------------------------------------------------------------------
STYLE MATRIX                                                               <
------------------------------------------------------------------------------

             STYLE

VALUE   BLEND    GROWTH
  X                      LARGE

                         MEDIUM       SIZE

                         SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

------------------------------------------------------------------------------
SEC YIELDS                                                                 <
------------------------------------------------------------------------------

At June 30, 2006 by class

A: 2.41%        B: 1.80%        C: 1.82%        I: 2.86%     Y: 2.72%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 3 for additional performance information.

------------------------------------------------------------------------------
SECTOR COMPOSITION*                                                        <
------------------------------------------------------------------------------

Percentage of portfolio assets

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                         23.9%
Energy                             14.9%
Telecommunication Services         11.3%
Utilities                           9.5%
Materials                           9.1%
Consumer Staples                    9.0%
Health Care                         6.0%
Industrials                         5.4%
Short-Term Securities**             5.2%
Consumer Discretionary              4.3%
Information Technology              1.4%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 5.2%, 5.1% is due to security lending activity and 0.1% is the Fund's cash equivalent position.

------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                           <
------------------------------------------------------------------------------

Percentage of portfolio assets

AT&T (Diversified Telecommunication Services)                             4.7%
------------------------------------------------------------------------------
Bank of America (Commercial Banks)                                        3.8
------------------------------------------------------------------------------
Chevron (Oil, Gas & Consumable Fuels)                                     3.1
------------------------------------------------------------------------------
Pfizer (Pharmaceuticals)                                                  2.8
------------------------------------------------------------------------------
Altria Group (Tobacco)                                                    2.8
------------------------------------------------------------------------------
Citigroup (Diversified Financial Services)                                2.7
------------------------------------------------------------------------------
BP ADR (Oil, Gas & Consumable Fuels)                                      2.4
------------------------------------------------------------------------------
Reynolds American (Tobacco)                                               2.3
------------------------------------------------------------------------------
Verizon Communications
(Diversified Telecommunication Services)                                  2.1
------------------------------------------------------------------------------
EI du Pont de Nemours & Co (Chemicals)                                    2.1
------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON
                       For the year ended June 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+10.34%    RiverSource Dividend Opportunity Fund
           Class A (excluding sales charge)

+12.10%    Russell 1000(R) Value Index (unmanaged)

 +9.95%    Lipper Equity Income Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                              <
------------------------------------------------------------------------------

                                CLASS A                  CLASS B                  CLASS C             CLASS I      CLASS Y
(INCEPTION DATES)               (8/1/88)                (3/20/95)                (6/26/00)           (3/4/04)     (3/20/95)
                                                                 AFTER                   AFTER
                           NAV(1)       POP(2)       NAV(1)     CDSC(3)      NAV(1)      CDSC(4)      NAV(5)        NAV(5)
AT JUNE 30, 2006
---------------------------------------------------------------------------------------------------------------------------
1 year                    +10.34%       +4.01%       +9.55%      +4.55%       +9.47%      +8.47%      +10.78%      +10.56%
---------------------------------------------------------------------------------------------------------------------------
3 years                   +11.23%       +9.05%      +10.38%      +9.28%      +10.37%     +10.37%         N/A       +11.51%
---------------------------------------------------------------------------------------------------------------------------
5 years                    +0.42%       -0.76%       -0.35%      -0.70%       -0.35%      -0.35%         N/A        +0.62%
---------------------------------------------------------------------------------------------------------------------------
10 years                   +7.22%       +6.59%       +6.42%      +6.42%         N/A         N/A          N/A        +7.40%
---------------------------------------------------------------------------------------------------------------------------
Since inception            +9.58%       +9.22%       +8.03%      +8.03%       +0.17%      +0.17%      +11.42%       +9.02%
---------------------------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 3
------------------------------------------------------------------------------

QUESTIONS & ANSWERS
     WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll and Laton Spahr discuss RiverSource Dividend Opportunity Fund's results and positioning for the 12 months ended June 30, 2006.

Q: How did RiverSource Dividend Opportunity Fund perform for the fiscal year?

A: RiverSource Dividend Opportunity Fund's Class A shares gained 10.34% (excluding sales charge) for the 12 months ended June 30, 2006.
      The Fund underperformed the 12.10% advance of the Russell 1000(R) Value Index (Russell Index), but outperformed the 9.95% gain of the Lipper Equity Income Funds Index (Lipper Index), representing the Fund's peer group, for the same period.

Q:    What factors most significantly affected performance?

A: The Fund's dividend yield remained high relative to its peer group, as represented by the Lipper Index. We continued to see growing interest in dividend-paying stocks following the 2003 legislation that provides favorable tax treatment to qualified dividend income from equity securities. More investors consider both the dividend factor and the higher after-tax yields on these equities as criteria in choosing stock funds. Also, corporate governance and accounting scandals continued to make headlines and cash payout of dividends showed genuine financial strength.

      The Fund's stock selection within the consumer staples and health care sectors contributed positively to the Fund's annual performance. Within consumer staples, an emphasis on tobacco companies, such as Altria Group, Reynolds American and Loews -Carolina Group, particularly helped. Within health care, effective positioning in pharmaceutical giant Pfizer helped most. During the first half of the fiscal year, when Pfizer underperformed, the Fund had only a modest position in the stock. We then added to the Fund's position in Pfizer on weakness during the fourth calendar quarter, bringing it to one of the Fund's largest positions, and the stock subsequently performed well.

      Detracting from performance relative to the Russell Index most was the Fund's industry allocation and security selection within the financials sector. For example, a significant position in property and casualty insurance companies, such as XL Capital and Montpelier Re Holdings, detracted from performance. Understandably, several of these companies' balance sheets were hurt in the aftermath of the devastation caused by the Gulf Coast hurricanes. Modest


------------------------------------------------------------------------------
4 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

QUESTIONS & ANSWERS

>     WHILE THE FISCAL YEAR WAS DOMINATED BY THE HIGH VOLATILITY
      AND SURGING OF ENERGY PRICES, THE ENERGY SECTOR PRODUCED
      RATHER NEUTRAL RESULTS FOR THE FUND DURING THE PERIOD.

      exposure to the relatively strong performing real estate investment trust (REIT) and capital markets industries further detracted from the Fund's results.

      While the fiscal year was dominated by the high volatility and surging of energy prices, the energy sector produced rather neutral results for the Fund during the period. Stock selection within the energy sector was a significant positive for the Fund's return. However, this was almost completely offset by the Fund's conservative industry allocation, which emphasized select integrated oil and natural gas pipeline companies that lagged during the 12-month period. The Fund had only a modest exposure to the stronger performing oil services companies.

Q:    What changes did you make to the Fund's portfolio?

A: We reduced the Fund's position in the electric utilities segment of the utilities sector and redeployed those assets primarily into the tobacco and insurance industries. We also used some of those assets to build the Fund's position in health care overall and in Pfizer and select other pharmaceuticals more specifically. Every major sector in the Russell Index was represented in the Fund throughout the period.

      We maintained a low turnover throughout the annual period in an effort to take advantage of the benefits of 2003's federal tax legislation. The Fund had an annual portfolio turnover rate of just 19%.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 5
------------------------------------------------------------------------------

QUESTIONS & ANSWERS

>     WE BELIEVE THE FUND REMAINS WELL-POSITIONED FOR CURRENT
      MARKET UNCERTAINTIES AND FOR WHAT WE ANTICIPATE WILL BE
      AN INCREASINGLY VOLATILE EQUITY MARKET.

Q:    How do you intend to manage the Fund in the coming months?

A: We believe economic growth will be uneven but still decent during the near term before giving way to slower growth in the last quarter of 2006 and into 2007, as consumer spending is impacted by higher interest rates, a slowdown in the housing market and heightened inflationary pressures, among other factors. We also believe that there remains considerable uncertainty as to whether the Federal Reserve Board (the
      Fed) has continued its tightening cycle too long, what will develop within the economy once the Fed decides to stop raising interest rates, and whether Chairman Bernanke will be as deft as his predecessor Alan Greenspan at navigating financial difficulties should they materialize.

      We believe the Fund remains well-positioned for current market uncertainties and for what we anticipate will be an increasingly volatile equity market. Given the many unresolved questions for the equity markets, we may increase the Fund's emphasis on larger-cap stocks, especially select companies within the diversified financials, tobacco and health care segments of the market. We believe these larger-cap companies may be less volatile in the uncertain environment we anticipate and may also provide higher dividends than their mid-cap counterparts.


------------------------------------------------------------------------------
6 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      Finally, we remain optimistic about dividend-paying stocks. We believe those select companies with the ability and willingness to increase their dividend payout ratio as their earnings grow will be particularly attractive investments going forward. In addition, stock dividends have historically outpaced the inflation rate. It is well worth noting that dividends are on pace to grow more than 10% for the third year in a row since the tax legislation of 2003. Companies are continuing to increase and initiate dividend payments. As of June 30, 2006, nearly 78% of Standard & Poor's 500 Index* (S&P 500 Index) companies, or 388 companies, paid dividends. This was up from 70%, or 350 companies, prior to the federal tax legislation passed in 2003 that provided favorable income tax treatment to qualified dividend income from equity securities. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward.

      We intend to continue managing the Fund through a diversified mix of dividend-paying stocks, with a focus on large-cap, value-oriented companies.

* S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The Index reflects investment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 7
------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Dividend Opportunity Fund Class A shares (from 7/1/96 to 6/30/06) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
Results at June 30, 2006                                                                                             SINCE
                                                                1 YEAR       3 YEARS      5 YEARS     10 YEARS    INCEPTION(3)
RIVERSOURCE DIVIDEND OPPORTUNITY FUND (INCLUDES SALES CHARGE)
------------------------------------------------------------------------------------------------------------------------------
Class A     Cumulative value of $10,000                         $10,401       $12,968      $9,626      $18,931      $48,538
------------------------------------------------------------------------------------------------------------------------------
            Average annual total return                           +4.01%        +9.05%      -0.76%       +6.59%       +9.22%
------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
------------------------------------------------------------------------------------------------------------------------------
            Cumulative value of $10,000                         $11,210       $15,488     $13,960      $28,013      $81,160
------------------------------------------------------------------------------------------------------------------------------
            Average annual total return                          +12.10%       +15.70%      +6.90%      +10.85%      +12.40%
------------------------------------------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX(2)
------------------------------------------------------------------------------------------------------------------------------
            Cumulative value of $10,000                         $10,995       $14,402     $12,751      $21,917      $57,705
------------------------------------------------------------------------------------------------------------------------------
            Average annual total return                           +9.95%       +12.93%      +4.98%       +8.16%      +10.28%
------------------------------------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.


------------------------------------------------------------------------------
8 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

------------------------------------------------------------------------------

          VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE
                           DIVIDEND OPPORTUNITY FUND

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

RiverSource Dividend Opportunity Fund

               RiverSource           Russell 1000         Lipper Equity
                Dividend            Value Index(1)        Income Funds
               Opportunity                                  Index(2)
               Fund Class A
                (includes
               sales charge)
96                 9425                 10000                 10000
97                11133                 13319                 12672
98                14304                 17160                 15365
99                17181                 19969                 17086
00                17470                 18188                 15963
01                18543                 20069                 17192
02                14096                 18273                 15509
03                13758                 18087                 15217
04                14566                 21909                 18107
05                17157                 24989                 19934
06                18931                 28013                 21917

RiverSource Dividend Opportunity Fund Class A (includes sales charge) ($18,931) Russell 1000 Value Index(1) ($28,013)
Lipper Equity Income Funds Index(2) ($21,917)

------------------------------------------------------------------------------

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from Aug. 1, 1988. Russell 1000 Value Index and Lipper peer group data is from Aug. 1, 1988.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 9
------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Dividend Opportunity Fund

JUNE 30, 2006

(Percentages represent value of investments compared to net assets)


-----------------------------------------------------------------------------------------------
COMMON STOCKS (98.7%)
-----------------------------------------------------------------------------------------------

ISSUER                                                        SHARES                  VALUE(a)
AEROSPACE & DEFENSE (1.1%)
Honeywell Intl                                                338,100              $ 13,625,430
-----------------------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
General Motors                                                111,781(d)              3,329,956
-----------------------------------------------------------------------------------------------

BEVERAGES (0.6%)
Diageo ADR                                                    105,500(c,d)            7,126,525
-----------------------------------------------------------------------------------------------

CAPITAL MARKETS (0.3%)
AMVESCAP                                                      463,000(c)              4,239,997
-----------------------------------------------------------------------------------------------

CHEMICALS (5.5%)
Air Products & Chemicals                                       61,956                 3,960,228
BOC Group                                                     313,500(c)              9,164,938
Dow Chemical                                                  314,400                12,271,032
Eastman Chemical                                              132,581                 7,159,374
EI du Pont de Nemours & Co                                    648,887                26,993,698
Lyondell Chemical                                             403,500                 9,143,310
                                                                                   ------------
Total                                                                                68,692,580
-----------------------------------------------------------------------------------------------

COMMERCIAL BANKS (12.8%)
AmSouth Bancorporation                                        528,600                13,981,470
Bank of America                                             1,035,370                49,801,296
Colonial BancGroup                                            212,200                 5,449,296
HSBC Holdings                                                 566,000(c)              9,958,303
Lloyds TSB Group                                              627,200(c)              6,164,096
Natl Australia Bank                                           631,000(c)             16,484,169
Royal Bank of Scotland Group                                  247,983(c)              8,152,931
US Bancorp                                                    652,100                20,136,848
Wachovia                                                      406,200                21,967,296
Wells Fargo & Co                                               97,500                 6,540,300
                                                                                   ------------
Total                                                                               158,636,005
-----------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.3%)
Deluxe                                                        165,900                 2,899,932
Pitney Bowes                                                  291,200                12,026,560
RR Donnelley & Sons                                           326,100                10,418,895
Waste Management                                               79,640                 2,857,483
                                                                                   ------------
Total                                                                                28,202,870
-----------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.6%)
Hanson                                                        642,400(c)              7,798,308
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------

ISSUER                                                        SHARES                   VALUE(a)
CONTAINERS & PACKAGING (0.3%)
Packaging Corp of America                                     192,300              $  4,234,446
-----------------------------------------------------------------------------------------------

DISTRIBUTORS (0.5%)
Genuine Parts                                                 138,800                 5,782,408
-----------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.6%)
Citigroup                                                     743,800                35,880,912
JPMorgan Chase & Co                                           511,300                21,474,600
                                                                                   ------------
Total                                                                                57,355,512
-----------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (11.1%)
AT&T                                                        2,183,810                60,906,461
BellSouth                                                     432,500                15,656,500
BT Group                                                    3,296,700(c)             14,584,498
Citizens Communications                                       401,800                 5,243,490
Embarq                                                          6,361(b)                260,737
Sprint Nextel                                                 127,230                 2,543,328
Telefonos de Mexico
 ADR Series L                                                 324,200(c)              6,753,086
Telstra                                                     1,556,300(c)              4,255,298
Verizon Communications                                        812,435                27,208,448
                                                                                   ------------
Total                                                                               137,411,846
-----------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.7%)
Ameren                                                         80,300                 4,055,150
American Electric Power                                       149,340                 5,114,895
CH Energy Group                                                45,100                 2,164,800
Consolidated Edison                                           196,459                 8,730,638
DTE Energy                                                    125,800                 5,125,092
FPL Group                                                      80,100                 3,314,538
NSTAR                                                         104,200                 2,980,120
Progress Energy                                               145,100                 6,220,437
Southern                                                      174,000                 5,576,700
UIL Holdings                                                   52,000                 2,927,080
                                                                                   ------------
Total                                                                                46,209,450
-----------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
Hubbell Cl B                                                  188,970                 9,004,421
-----------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.6%)
GlobalSantaFe                                                 309,520                17,874,780
Halliburton                                                   182,950                13,576,720
Schlumberger                                                  210,800                13,725,188
                                                                                   ------------
Total                                                                                45,176,688
-----------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.



------------------------------------------------------------------------------
10 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------

ISSUER                                                         SHARES              VALUE(a)
FOOD & STAPLES RETAILING (0.2%)
SYSCO                                                           71,880        $     2,196,653
---------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
ConAgra Foods                                                  252,800              5,589,408
Reddy Ice Holdings                                             429,960              8,749,686
Sara Lee                                                       274,000              4,389,480
                                                                              ---------------
Total                                                                              18,728,574
---------------------------------------------------------------------------------------------

GAS UTILITIES (2.5%)
Equitable Resources                                            105,500              3,534,250
KeySpan                                                        232,600              9,397,040
Nicor                                                          320,900(d)          13,317,350
NiSource                                                       245,000              5,350,800
                                                                              ---------------
Total                                                                              31,599,440
---------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Cedar Fair LP                                                  371,600              9,862,264
Intl Game Technology                                           149,600              5,675,824
                                                                              ---------------
Total                                                                              15,538,088
---------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.3%)
Newell Rubbermaid                                              198,200              5,119,506
Tupperware Brands                                              564,600             11,116,974
                                                                              ---------------
Total                                                                              16,236,480
---------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Tomkins                                                      1,170,600(c)           6,228,507
---------------------------------------------------------------------------------------------
INSURANCE (2.3%)
Lincoln Natl                                                    88,870              5,015,823
Montpelier Re Holdings                                         461,480(c)           7,978,989
Unitrin                                                         34,200              1,490,778
XL Capital Cl A                                                234,337(c)          14,364,858
                                                                              ---------------
Total                                                                              28,850,448
---------------------------------------------------------------------------------------------

MACHINERY (0.6%)
Harsco                                                          91,800              7,156,728
---------------------------------------------------------------------------------------------

MARINE (0.5%)
Aries Maritime Transport                                       359,200(c)           3,825,480
Golden Ocean Group                                              40,500(b,c)            27,206
Ship Finance Intl                                              140,798(c)           2,437,213
                                                                              ---------------
Total                                                                               6,289,899
---------------------------------------------------------------------------------------------

MEDIA (1.0%)
Regal Entertainment Group Cl A                                 607,800(d)          12,350,496
---------------------------------------------------------------------------------------------

METALS & MINING (1.7%)
Compass Minerals Intl                                          349,322              8,715,584
Rio Tinto ADR                                                   58,660(c)          12,301,589
                                                                              ---------------
Total                                                                              21,017,173
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------

ISSUER                                                         SHARES              VALUE(a)
MULTILINE RETAIL (0.3%)
Federated Department Stores                                     88,964        $     3,256,082
---------------------------------------------------------------------------------------------

MULTI-UTILITIES (3.7%)
Dominion Resources                                              93,000              6,955,470
Duke Energy                                                    596,080             17,506,870
Energy East                                                     83,300              1,993,369
Natl Grid                                                    1,246,412(c)          13,482,722
Public Service
 Enterprise Group                                               93,358              6,172,831
                                                                              ---------------
Total                                                                              46,111,262
---------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (12.1%)
Arlington Tankers                                              106,400(c)           2,413,152
BP ADR                                                         450,000(c)          31,324,499
Chevron                                                        643,600             39,941,815
Enbridge                                                       524,400(c)          16,030,908
Enbridge Energy
 Management LLC                                                      1(b)                  38
Eni                                                            362,400(c,d)        10,674,624
Enterprise Products
 Partners LP                                                    91,400              2,275,860
Kinder Morgan                                                  112,600             11,247,614
Kinder Morgan Energy
 Partners LP                                                   190,400(d)           8,750,784
Kinder Morgan
 Management LLC                                                      1(b)                  37
Royal Dutch Shell ADR                                          278,400(c)          18,647,232
TransCanada                                                    296,000(c,d)         8,489,280
                                                                              ---------------
Total                                                                             149,795,843
---------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.4%)
Intl Paper                                                      71,600              2,312,680
MeadWestvaco                                                   335,600              9,373,308
Stora Enso Series R                                            418,100(c)           5,839,468
                                                                              ---------------
Total                                                                              17,525,456
---------------------------------------------------------------------------------------------

PHARMACEUTICALS (5.8%)
Bristol-Myers Squibb                                           566,100             14,639,346
Merck & Co                                                     588,575             21,441,787
Pfizer                                                       1,558,442             36,576,634
                                                                              ---------------
Total                                                                              72,657,767
---------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (3.0%)
Colonial Properties Trust                                      140,200              6,925,880
Crescent Real Estate Equities                                  319,000              5,920,640
Equity Office Properties Trust                                 203,900              7,444,389
Friedman, Billings, Ramsey
 Group Cl A                                                    183,900(d)           2,017,383
KKR Financial                                                  132,510              2,757,533

                          See accompanying notes to investments in securities.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 11
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------

ISSUER                                                        SHARES              VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Plum Creek Timber                                              81,100         $     2,879,050
Rayonier                                                      245,750               9,316,383
                                                                              ---------------
Total                                                                              37,261,258
---------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Intel                                                          200,500              3,799,475
Microchip Technology                                            97,049              3,255,994
                                                                              ---------------
Total                                                                               7,055,469
---------------------------------------------------------------------------------------------

SOFTWARE (0.9%)
Microsoft                                                      492,800             11,482,240
---------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.5%)
Capitol Federal Financial                                       95,100              3,260,979
Fannie Mae                                                      69,000              3,318,900
Washington Mutual                                              273,500             12,466,130
                                                                              ---------------
Total                                                                              19,046,009
---------------------------------------------------------------------------------------------

TOBACCO (7.2%)
Altria Group                                                   491,920             36,121,686
Loews - Carolina Group                                         452,200(f)          23,229,514
Reynolds American                                              262,600(d)          30,277,780
                                                                              ---------------
Total                                                                              89,628,980
---------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
ALLTEL                                                          76,400              4,876,612
Vodafone Group ADR                                             251,600(c)           5,359,080
                                                                              ---------------
Total                                                                              10,235,692
---------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,082,854,137)                                                        $ 1,227,074,986
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.9%)
---------------------------------------------------------------------------------------------

ISSUER                                                         SHARES             VALUE(a)
Schering-Plough
  6.00% Cv                                                      99,200        $     4,987,776
XL Capital
  7.00% Cv                                                     250,000              5,950,000
---------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $11,216,335)                                                           $    10,937,776
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (5.5%)(e)
---------------------------------------------------------------------------------------------

ISSUER                            EFFECTIVE                  AMOUNT                VALUE(a)
                                    YIELD                  PAYABLE AT
                                                            MATURITY
COMMERCIAL PAPER
Abbey Natl North America LLC
               07-03-06              5.30%                 $18,300,000        $    18,291,918
Bryant Park Funding LLC
               07-11-06              5.11                   10,000,000(g)           9,984,417
CC (USA)/Centari
               08-04-06              5.33                   10,000,000              9,948,472
Falcon Asset Securitization
               07-25-06              5.30                   10,000,000(g)           9,963,334
Solitaire Funding LLC
               07-05-06              5.08                   10,000,000(g)           9,992,944
Windmill Funding
               07-17-06              5.15                   10,000,000(g)           9,975,728
---------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $68,166,702)                                                           $    68,156,813
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,162,237,174)(h)                                                     $ 1,306,169,575
=============================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------
12 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At June 30, 2006, the value of foreign securities represented 20.4% of net assets.

(d) At June 30, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 5.4% of net assets. See Note 5 to the financial statements. 0.1% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $39,916,423 or 3.2% of net assets.

(h) At June 30, 2006, the cost of securities for federal income tax purposes was $1,162,089,650 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $175,786,589
      Unrealized depreciation                                     (31,706,664)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                $144,079,925
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 13
------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Dividend Opportunity Fund

JUNE 30, 2006
------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $1,162,237,174)                                                          $1,306,169,575
Foreign currency holdings (identified cost $447,054)
(Note 1)                                                                                            459,228
Capital shares receivable                                                                           287,967
Dividends and accrued interest receivable                                                         3,392,553
------------------------------------------------------------------------------------------------------------
Total assets                                                                                  1,310,309,323
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                    82,844
Capital shares payable                                                                               78,481
Payable upon return of securities loaned (Note 5)                                                66,573,400
Accrued investment management services fee                                                           20,065
Accrued distribution fee                                                                            534,224
Accrued service fee                                                                                       2
Accrued transfer agency fee                                                                           1,393
Accrued administrative services fee                                                                   1,905
Other accrued expenses                                                                              175,848
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                67,468,162
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                           $1,242,841,161
============================================================================================================
------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                     $    1,589,097
Additional paid-in capital                                                                    1,555,049,342
Undistributed net investment income                                                               6,331,372
Accumulated net realized gain (loss) (Note 7)                                                  (464,067,434)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           143,938,784
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                     $1,242,841,161
============================================================================================================
Net assets applicable to outstanding shares:                Class A                          $  906,971,478
                                                            Class B                          $  274,504,819
                                                            Class C                          $   14,574,762
                                                            Class I                          $   45,885,824
                                                            Class Y                          $      904,278
Net asset value per share of outstanding capital stock:     Class A shares    115,786,940    $         7.83
                                                            Class B shares     35,285,690    $         7.78
                                                            Class C shares      1,874,964    $         7.77
                                                            Class I shares      5,846,870    $         7.85
                                                            Class Y shares        115,208    $         7.85
------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                            $   63,394,524
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------
14 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Dividend Opportunity Fund

YEAR ENDED JUNE 30, 2006
--------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------
Income:
Dividends                                                                $  53,178,661
Interest                                                                       648,301
Fee income from securities lending (Note 5)                                    424,912
   Less foreign taxes withheld                                                (870,483)
--------------------------------------------------------------------------------------
Total income                                                                53,381,391
--------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                           7,688,134
Distribution fee
   Class A                                                                   2,246,282
   Class B                                                                   2,890,686
   Class C                                                                     139,322
Transfer agency fee                                                          1,881,725
Incremental transfer agency fee
   Class A                                                                     135,895
   Class B                                                                      94,524
   Class C                                                                       4,064
Service fee -- Class Y                                                             578
Administrative services fees and expenses                                      658,242
Compensation of board members                                                   13,961
Custodian fees                                                                 119,250
Printing and postage                                                           275,500
Registration fees                                                               80,350
Audit fees                                                                      30,500
Other                                                                           36,052
--------------------------------------------------------------------------------------
Total expenses                                                              16,295,065
       Earnings and bank fee credits on cash balances (Note 2)                 (75,140)
--------------------------------------------------------------------------------------
Total net expenses                                                          16,219,925
--------------------------------------------------------------------------------------
Investment income (loss) -- net                                             37,161,466
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
--------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                           37,090,334
   Foreign currency transactions                                                 6,217
   Reimbursement from affiliate (Note 2)                                       103,368
--------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     37,199,919
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies        42,750,892
--------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                       79,950,811
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $ 117,112,277
======================================================================================

See accompanying notes to financial statements


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 15
------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Dividend Opportunity Fund

YEAR ENDED JUNE 30,                                                                 2006                 2005
-------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                               $    37,161,466      $    30,848,375
Net realized gain (loss) on investments                                            37,199,919           21,624,718
Net change in unrealized appreciation (depreciation) on investments
       and on translation of assets and liabilities in foreign currencies          42,750,892          113,018,960
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   117,112,277          165,492,053
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
       Net investment income
          Class A                                                                 (25,664,158)         (23,055,069)
          Class B                                                                  (5,894,645)          (6,548,604)
          Class C                                                                    (300,631)            (249,797)
          Class I                                                                    (347,116)                (371)
          Class Y                                                                     (20,123)              (7,384)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (32,226,673)         (29,861,225)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------------------
Proceeds from sales
       Class A shares (Note 2)                                                    223,660,070          180,644,850
       Class B shares                                                              54,784,453           57,076,194
       Class C shares                                                               4,806,750            3,256,338
       Class I shares                                                              46,646,173                   --
       Class Y shares                                                                 722,917              229,990
Reinvestment of distributions at net asset value
       Class A shares                                                              24,114,906           21,518,803
       Class B shares                                                               5,676,962            6,299,106
       Class C shares                                                                 281,790              237,684
       Class I shares                                                                 346,740                   --
       Class Y shares                                                                  20,123                7,384
Payments for redemptions
       Class A shares                                                            (212,171,562)        (191,521,955)
       Class B shares (Note 2)                                                   (103,760,195)        (103,416,986)
       Class C shares (Note 2)                                                     (3,351,026)          (2,991,544)
       Class I shares                                                              (1,127,493)                  --
       Class Y shares                                                                 (42,858)            (403,571)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                  40,607,750          (29,063,707)
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                           125,493,354          106,567,121
Net assets at beginning of year                                                 1,117,347,807        1,010,780,686
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                     $ 1,242,841,161      $ 1,117,347,807
===================================================================================================================
Undistributed net investment income                                           $     6,331,372      $     2,599,748
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------
16 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Dividend Opportunity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Sector Series, Inc. (formerly AXP Sector Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At June 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 3.69% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 17
------------------------------------------------------------------------------
faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
18 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2006, foreign currency holdings were entirely comprised of European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 19
------------------------------------------------------------------------------

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,203,169 and accumulated net realized loss has been decreased by $1,204,433 resulting in a net reclassification adjustment to decrease paid-in capital by $1,264.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JUNE 30,                                             2006                2005
--------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
        Ordinary income ...................................$  25,664,158        $23,055,069
        Long-term capital gain .......................................--                 --
CLASS B
Distributions paid from:
        Ordinary income .......................................5,894,645          6,548,604
        Long-term capital gain .......................................--                 --
CLASS C
Distributions paid from:
        Ordinary income .........................................300,631            249,797
        Long-term capital gain .......................................--                 --
CLASS I
Distributions paid from:
        Ordinary income .........................................347,116                371
        Long-term capital gain .......................................--                 --
CLASS Y
Distributions paid from:
        Ordinary income ..........................................20,123              7,384
        Long-term capital gain .......................................--                 --

At June 30, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ................................................$   1,808,150
Accumulated long-term gain (loss) ............................................$(462,203,460)
Unrealized appreciation (depreciation) .......................................$ 146,598,032

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


------------------------------------------------------------------------------
20 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.375% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.61% to 0.48% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $545,369 for the year ended June 30, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.04% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o Class A $19.50

o Class B $20.50

o Class C $20.00

o Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 21
------------------------------------------------------------------------------

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,425,740 for Class A, $236,588 for Class B and $2,768 for Class C for the year ended June 30, 2006.

During the year ended June 30, 2006, the Fund's custodian and transfer agency fees were reduced by $75,140 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time reimbursement of $103,368 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $272,139,607 and $222,788,002, respectively, for the year ended June 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               YEAR ENDED JUNE 30, 2006
                                        CLASS A          CLASS B         CLASS C        CLASS I       CLASS Y
--------------------------------------------------------------------------------------------------------------
Sold                                   29,791,750        7,352,255       643,243       5,942,846       95,145
Issued for reinvested distributions     3,174,457          753,221        37,379          45,233        2,631
Redeemed                              (27,849,641)     (13,807,225)     (443,840)       (142,722)      (5,653)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 5,116,566       (5,701,749)      236,782       5,845,357       92,123
--------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED JUNE 30, 2005
                                        CLASS A          CLASS B         CLASS C        CLASS I       CLASS Y
--------------------------------------------------------------------------------------------------------------
Sold                                   25,925,918        8,143,868       465,023              --       33,531
Issued for reinvested distributions     3,071,266          905,892        34,129              --        1,079
Redeemed                              (27,760,235)     (15,399,633)     (437,038)             --      (59,532)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 1,236,949       (6,349,873)       62,114              --      (24,922)
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
22 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At June 30, 2006, securities valued at $63,394,524 were on loan to brokers. For collateral, the Fund received $66,573,400 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $424,912 for the year ended June 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended June 30, 2006.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $462,203,460 at June 30, 2006, that if not offset by capital gains will expire in 2011. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 23
------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------
24 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended June 30,                                            2006         2005        2004         2003         2002
Net asset value, beginning of period                                  $ 7.30       $ 6.39       $6.23       $ 6.59       $  9.23
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .25          .22         .21          .18           .19
Net gains (losses) (both realized and unrealized)                        .50          .91         .15         (.36)        (2.36)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .75         1.13         .36         (.18)        (2.17)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.22)        (.22)       (.20)        (.18)         (.18)
Distributions from realized gains                                         --           --          --           --          (.29)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.22)        (.22)       (.20)        (.18)         (.47)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 7.83       $ 7.30       $6.39       $ 6.23       $  6.59
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $  907       $  808       $ 700       $  795       $ 1,086
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.16%        1.12%       1.02%        1.15%         1.06%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       3.27%        3.20%       3.30%        3.02%         2.36%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 19%          24%        118%         134%          106%
----------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        10.34%       17.79%       5.87%       (2.40%)      (23.98%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 25
------------------------------------------------------------------------------

CLASS B
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended June 30,                                            2006         2005         2004         2003         2002
Net asset value, beginning of period                                  $ 7.25       $ 6.35       $ 6.19       $ 6.54       $ 9.17
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .19          .17          .16          .14          .12
Net gains (losses) (both realized and unrealized)                        .50          .89          .15         (.35)       (2.34)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .69         1.06          .31         (.21)       (2.22)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.16)        (.16)        (.15)        (.14)        (.12)
Distributions from realized gains                                         --           --           --           --         (.29)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.16)        (.16)        (.15)        (.14)        (.41)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 7.78       $ 7.25       $ 6.35       $ 6.19       $ 6.54
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $  275       $  297       $  301       $  347       $  531
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.93%        1.88%        1.79%        1.92%        1.83%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       2.50%        2.41%        2.53%        2.25%        1.59%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 19%          24%         118%         134%         106%
----------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                         9.55%       16.84%        5.08%       (3.04%)     (24.65%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
26 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended June 30,                                            2006         2005         2004         2003         2002
Net asset value, beginning of period                                  $ 7.25       $ 6.35       $ 6.19       $ 6.54       $ 9.17
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .18          .17          .16          .14          .12
Net gains (losses) (both realized and unrealized)                        .50          .89          .15         (.35)       (2.34)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .68         1.06          .31         (.21)       (2.22)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.16)        (.16)        (.15)        (.14)        (.12)
Distributions from realized gains                                         --           --           --           --         (.29)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.16)        (.16)        (.15)        (.14)        (.41)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 7.77       $ 7.25       $ 6.35       $ 6.19       $ 6.54
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $   15       $   12       $   10       $   10       $   12
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.92%        1.89%        1.79%        1.93%        1.84%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       2.50%        2.43%        2.54%        2.23%        1.63%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 19%          24%         118%         134%         106%
----------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                         9.47%       16.86%        5.11%       (3.03%)     (24.64%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 27
------------------------------------------------------------------------------

CLASS I
----------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------
Fiscal period ended June 30,                                             2006           2005           2004(b)
Net asset value, beginning of period                                  $  7.32        $  6.41        $  6.64
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .27            .25            .13
Net gains (losses) (both realized and unrealized)                         .51            .91           (.24)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .78           1.16           (.11)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.25)          (.25)          (.12)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  7.85        $  7.32        $  6.41
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $    46        $    --        $    --
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                          .78%           .70%           .60%(d)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        3.52%          3.61%          3.81%(d)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  19%            24%           118%
----------------------------------------------------------------------------------------------------------------
Total return(e)                                                         10.78%         18.24%         (1.84%)(f)
----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.


------------------------------------------------------------------------------
28 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended June 30,                                            2006         2005         2004         2003          2002
Net asset value, beginning of period                                  $ 7.32       $ 6.41       $ 6.23       $ 6.59       $  9.24
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .26          .23          .22          .19           .20
Net gains (losses) (both realized and unrealized)                        .50          .91          .17         (.36)        (2.36)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .76         1.14          .39         (.17)        (2.16)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.23)        (.23)        (.21)        (.19)         (.20)
Distributions from realized gains                                         --           --           --           --          (.29)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.23)        (.23)        (.21)        (.19)         (.49)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 7.85       $ 7.32       $ 6.41       $ 6.23       $  6.59
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $    1       $   --       $   --       $    1       $     1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                         .99%         .94%         .84%         .98%          .90%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       3.37%        3.37%        3.32%        3.13%         2.54%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 19%          24%         118%         134%          106%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        10.56%       17.93%        6.35%       (2.23%)      (23.92%)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 29
------------------------------------------------------------------------------

REPORT OF INDEPENDENT

                                             REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE SECTOR SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Dividend Opportunity Fund (a series of RiverSource Sector Series, Inc.) as of June 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2006, and the financial highlights for each of the years in the five-year period ended June 30, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Dividend Opportunity Fund as of June 30, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
August 21, 2006


------------------------------------------------------------------------------
30 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Dividend Opportunity Fund

Fiscal year ended June 30, 2006

CLASS A
INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ..............................100%
    Dividends Received Deduction for corporations ..........................100%
PAYABLE DATE                                                          PER SHARE
Sept. 28, 2005 ........................................................$0.05890
Dec. 22, 2005 ..........................................................0.05829
March 29, 2006 .........................................................0.05392
June 27, 2006 ..........................................................0.04504
Total distributions ...................................................$0.21615

CLASS B
INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ..............................100%
    Dividends Received Deduction for corporations ..........................100%
PAYABLE DATE                                                          PER SHARE
Sept. 28, 2005 ........................................................$0.04352
Dec. 22, 2005 ..........................................................0.04518
March 29, 2006 .........................................................0.03765
June 27, 2006 ..........................................................0.02996
Total distributions ...................................................$0.15631

CLASS C
INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ..............................100%
    Dividends Received Deduction for corporations ..........................100%
PAYABLE DATE                                                          PER SHARE
Sept. 28, 2005 ........................................................$0.04551
Dec. 22, 2005 ..........................................................0.04597
March 29, 2006 .........................................................0.03866
June 27, 2006 ..........................................................0.03016
Total distributions ...................................................$0.16030


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 31
------------------------------------------------------------------------------

CLASS I
INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ...............................100%
   Dividends Received Deduction for corporations ...........................100%
PAYABLE DATE                                                          PER SHARE
Sept. 28, 2005. ........................................................0.06665
Dec. 22, 2005 ..........................................................0.06554
March 29, 2006 .........................................................0.06263
June 27, 2006 ..........................................................0.05322
Total distributions ...................................................$0.24804

CLASS Y
INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ...............................100%
   Dividends Received Deduction for corporations ...........................100%
PAYABLE DATE                                                          PER SHARE
Sept. 28, 2005. .......................................................$0.06342
Dec. 22, 2005 ..........................................................0.06200
March 29, 2006 .........................................................0.05874
June 27, 2006 ..........................................................0.04857
Total distributions ...................................................$0.23273


------------------------------------------------------------------------------
32 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 33
------------------------------------------------------------------------------

                                                    BEGINNING           ENDING           EXPENSES        ANNUALIZED
                                                  ACCOUNT VALUE     ACCOUNT VALUE      PAID DURING         EXPENSE
                                                  JAN. 1, 2006      JUNE 30, 2006     THE PERIOD(a)         RATIO
---------------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------------
  Actual(b)                                           $1,000           $1,063.10           $5.81             1.13%
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000           $1,019.30           $5.69             1.13%
---------------------------------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------------------------------
  Actual(b)                                           $1,000           $1,060.60           $9.71             1.89%
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000           $1,015.51           $9.50             1.89%
---------------------------------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------------------------------
  Actual(b)                                           $1,000           $1,059.40           $9.70             1.89%
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000           $1,015.51           $9.50             1.89%
---------------------------------------------------------------------------------------------------------------------
Class I
---------------------------------------------------------------------------------------------------------------------
  Actual(b)                                           $1,000           $1,066.70           $3.86              .75%
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000           $1,021.19           $3.78              .75%
---------------------------------------------------------------------------------------------------------------------
Class Y
---------------------------------------------------------------------------------------------------------------------
  Actual(b)                                           $1,000           $1,065.50           $4.89              .95%
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000           $1,020.19           $4.78              .95%
------------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended June 30, 2006:
      +6.31% for Class A, +6.06% for Class B, +5.94% for Class C, +6.67% for Class I and +6.55% for Class Y.


------------------------------------------------------------------------------
34 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND          PRINCIPAL OCCUPATION                       OTHER
AGE                              LENGTH OF SERVICE      DURING PAST FIVE YEARS                     DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                   Board member           Chief Justice, Minnesota Supreme
901 S. Marquette Ave.            since 2006             Court, 1998-2005
Minneapolis, MN 55402
Age 52
-------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                  Board member           Chair, Board Services Corporation
901 S. Marquette Ave.            since 1999             (provides administrative services
Minneapolis, MN 55402                                   to boards); former Governor
Age 71                                                  of Minnesota
-------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                Board member           Trustee Professor of Economics and
901 S. Marquette Ave.            since 2004             Management, Bentley College;
Minneapolis, MN 55402                                   former Dean, McCallum Graduate
Age 55                                                  School of Business, Bentley College
-------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                    Board member           Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 71
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                  Board member           Former Managing Director,                  American Progressive
901 S. Marquette Ave.            since 2005             Shikiar Asset Management                   Insurance
Minneapolis, MN 55402
Age 70
-------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.            Board member           President Emeritus and                     Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002             Professor of Economics,                    (manufactures irrigation
Minneapolis, MN 55402                                   Carleton College                           systems)
Age 67
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 35
------------------------------------------------------------------------------

NAME,                                  POSITION HELD
ADDRESS,                               WITH FUND AND         PRINCIPAL OCCUPATION                     OTHER
AGE                                    LENGTH OF SERVICE     DURING PAST FIVE YEARS                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia                 Board member          Director, Enterprise Asset               Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004            Management, Inc. (private real           (transportation, distribution
Minneapolis, MN 55402                                        estate and asset management              and logistics consultants)
Age 53                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                         Board member          President and Chief Executive
901 S. Marquette Ave.                  since 2006            Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                        Insurance Company, Inc. since 1999
Age 53
------------------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                        Board member          Former three-term United States
1201 Sunshine Ave.                     since 1997            Senator for Wyoming
Cody, WY 82414
Age 74
------------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                   Board member          Chief Executive Officer, RiboNovix,      Hybridon, Inc.
901 S. Marquette Ave.                  since 2002            Inc. since 2003 (biotechnology);         (biotechnology); American
Minneapolis, MN 55402                                        former President, Forester Biotech       Healthways, Inc. (health
Age 62                                                                                                management programs)
------------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                                  POSITION HELD
ADDRESS,                               WITH FUND AND         PRINCIPAL OCCUPATION                     OTHER
AGE                                    LENGTH OF SERVICE     DURING PAST FIVE YEARS                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
William F. Truscott**                  Board member          President, Ameriprise Certificate
53600 Ameriprise Financial Center      since 2001,           Company since 2006; President -
Minneapolis, MN 55474                  Vice President        U.S. Asset Management and
Age 45                                 since 2002,           Chief Investment Officer, Ameriprise
                                       Acting President      Financial, Inc. and President,
                                       since 2006            Chairman of the Board and
                                                             Chief Investment Officer, RiverSource
                                                             Investments, LLC since 2005;
                                                             Senior Vice President - Chief
                                                             Investment Officer, Ameriprise
                                                             Financial, Inc. and Chairman of the
                                                             Board and Chief Investment Officer,
                                                             RiverSource Investments, LLC,
                                                             2001-2005
------------------------------------------------------------------------------------------------------------------------------------


 * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.


------------------------------------------------------------------------------
36 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS
NAME,                                  POSITION HELD
ADDRESS,                               WITH FUND AND           PRINCIPAL OCCUPATION
AGE                                    LENGTH OF SERVICE       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                         Treasurer               Vice President - Investment Accounting, Ameriprise Financial, Inc.,
105 Ameriprise Financial Center        since 2002              since 2002; Vice President - Finance, American Express Company,
Minneapolis, MN 55474                                          2000-2002
Age 51
------------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                     Vice President          Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise Financial Center        since 2004              Financial, Inc. and RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                                          Vice President - Investments, Ameriprise Certificate Company since
Age 42                                                         2003; Senior Vice President - Fixed Income, Ameriprise Financial,
                                                               Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006;
                                                               Managing Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                          Vice President,         President of Board Services Corporation
901 S. Marquette Ave.                  General Counsel,
Minneapolis, MN 55402                  and Secretary
Age 67                                 since 1978
------------------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden*                      Acting Chief            Chief Compliance Officer, Ameriprise Certificate Company since
1875 Ameriprise Financial Center       Compliance Officer      2006; Vice President - Asset Management Compliance,
Minneapolis, MN 55474                  since 2006              RiverSource Investments, LLC since 2006; Chief Compliance
Age 41                                                         Officer - Mason Street Advisors, LLC, 2002-2006
------------------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                         Anti-Money              Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center       Laundering Officer      Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Minneapolis, MN 55474                  since 2004              Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Age 42                                                         Director and Bank Secrecy Act Officer, American Express
                                                               Centurion Bank, 2000-2003
------------------------------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 37
------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------
38 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE DIVIDEND OPPORTUNITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                           AFFIRMATIVE                     WITHHOLD
---------------------------------------------------------------------------------------------
    Kathleen Blatz                        838,849,099.67                 24,803,823.57
---------------------------------------------------------------------------------------------
    Arne H. Carlson                       837,634,746.55                 26,018,176.69
---------------------------------------------------------------------------------------------
    Patricia M. Flynn                     839,871,020.48                 23,781,902.76
---------------------------------------------------------------------------------------------
    Anne P. Jones                         837,219,437.49                 26,433,485.75
---------------------------------------------------------------------------------------------
    Jeffrey Laikind                       838,141,691.08                 25,511,232.16
---------------------------------------------------------------------------------------------
    Stephen R. Lewis, Jr.                 838,860,023.99                 24,792,899.25
---------------------------------------------------------------------------------------------
    Catherine James Paglia                838,999,273.40                 24,653,649.84
---------------------------------------------------------------------------------------------
    Vikki L. Pryor                        839,200,931.07                 24,451,992.17
---------------------------------------------------------------------------------------------
    Alan K. Simpson                       836,002,031.60                 27,650,891.64
---------------------------------------------------------------------------------------------
    Alison Taunton-Rigby                  839,475,942.20                 24,176,981.04
---------------------------------------------------------------------------------------------
    William F. Truscott                   838,912,375.27                 24,740,547.97
---------------------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

      AFFIRMATIVE                AGAINST                ABSTAIN            BROKER NON-VOTES
---------------------------------------------------------------------------------------------
     820,173,885.28          25,671,192.42           17,775,985.99            31,859.55
---------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT - 39
------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

              AFFIRMATIVE                       AGAINST                ABSTAIN         BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------------
            826,129,995.42                   19,806,323.02          17,684,745.25          31,859.55
-----------------------------------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION
              AFFIRMATIVE                       AGAINST                ABSTAIN         BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------------
            824,669,007.00                   21,576,896.09          17,375,160.60          31,859.55
-----------------------------------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

              AFFIRMATIVE                       AGAINST                ABSTAIN         BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------------
            822,886,634.72                   23,165,023.60          17,569,405.37          31,859.55
-----------------------------------------------------------------------------------------------------------

LENDING

              AFFIRMATIVE                       AGAINST                ABSTAIN         BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------------
            820,278,479.41                   25,413,307.49          17,929,276.79          31,859.55
-----------------------------------------------------------------------------------------------------------

BORROWING

              AFFIRMATIVE                       AGAINST                ABSTAIN         BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------------
            821,098,583.43                   26,271,127.51          16,251,352.75          31,859.55
-----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
40 - RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

RIVERSOURCE(SM) DIVIDEND OPPORTUNITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                         This report must be accompanied or preceded by the
                         Fund's current prospectus. RiverSource Funds are
RIVERSOURCE [LOGO](SM)   managed by RiverSource Investments, LLC and
       INVESTMENTS       distributed by Ameriprise Financial Services, Inc.,
                         Member NASD. Both companies are part of Ameriprise
                         Financial, Inc.

                                                              S-6341 AA (8/06)

Annual Report

                                                       RIVERSOURCE [LOGO] (SM)
                                                              INVESTMENTS

  RIVERSOURCE(SM)
  REAL ESTATE FUND
------------------------------------------------------------------------------

  ANNUAL REPORT FOR THE
  PERIOD ENDED JUNE 30, 2006

> RIVERSOURCE REAL ESTATE FUND
  SEEKS TO PROVIDE SHAREHOLDERS WITH
  TOTAL RETURN FROM BOTH CURRENT
  INCOME AND CAPITAL APPRECIATION.

------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ...............................................................2

Performance Summary .........................................................4

Questions & Answers
   with Portfolio Management ................................................5

The Fund's Long-term Performance ...........................................10

Investments in Securities ..................................................12

Financial Statements .......................................................14

Notes to Financial Statements ..............................................17

Report of Independent Registered
   Public Accounting Firm ..................................................31

Federal Income Tax Information .............................................32

Fund Expenses Example ......................................................34

Board Members and Officers .................................................36

Approval of Investment Management
   Services Agreement ......................................................39

Proxy Voting ...............................................................40

Results of Meeting of Shareholders .........................................41

      [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 1
------------------------------------------------------------------------------

FUND SNAPSHOT

AT JUNE 30, 2006

------------------------------------------------------------------------------
PORTFOLIO MANAGERS                                                         <
------------------------------------------------------------------------------

PORTFOLIO MANAGERS                          SINCE            YEARS IN INDUSTRY
Julene Melquist                              5/05                   13
J. Blair Brumley, CFA                        5/05                   20

------------------------------------------------------------------------------
FUND OBJECTIVE                                                             <
------------------------------------------------------------------------------

To provide shareholders with total return from both current income and capital appreciation.

Inception dates by class

A: 3/4/04        B: 3/4/04    C: 3/4/04       I: 3/4/04          Y: 3/4/04

Ticker symbols by class

A: ARLAX         B: AESBX     C: --           I: AESIX           Y: --

Total net assets                                            $192.3 million

Number of holdings                                                      65

------------------------------------------------------------------------------
STYLE MATRIX                                                               <
------------------------------------------------------------------------------

        STYLE

VALUE   BLEND    GROWTH
  X                      LARGE

  X                      MEDIUM       SIZE

  X                      SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                           <
------------------------------------------------------------------------------

Percentage of portfolio assets

Simon Property Group*                                                     5.9%
------------------------------------------------------------------------------
Equity Office Properties Trust*                                           5.0
------------------------------------------------------------------------------
Boston Properties*                                                        3.8
------------------------------------------------------------------------------
Public Storage*                                                           3.8
------------------------------------------------------------------------------
ProLogis*                                                                 3.8
------------------------------------------------------------------------------
Archstone-Smith Trust*                                                    3.4
------------------------------------------------------------------------------
General Growth Properties*                                                3.3
------------------------------------------------------------------------------
Equity Residential*                                                       3.2
------------------------------------------------------------------------------
Host Hotels & Resorts*                                                    2.9
------------------------------------------------------------------------------
Vornado Realty Trust*                                                     2.8
------------------------------------------------------------------------------

* Real Estate Investment Trust

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

The RiverSource Real Estate Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. Principal risks associated with the Fund include market risk, issuer risk, diversification risk and sector/concentration risk. See the fund's prospectus for information on these and other risks associated with the Fund.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------
2 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

FUND SNAPSHOT

------------------------------------------------------------------------------
SECTOR COMPOSITION                                                         <
------------------------------------------------------------------------------

Percentage of portfolio assets

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Office Property            21.0%
Apartments                 19.5%
Regional Malls             11.9%
Hotels                     11.8%
Shopping Centers            9.9%
Diversified                 7.8%
Warehouse/Industrial        6.1%
Storage                     3.8%
Short-Term Securities       2.3%
Health Care                 1.9%
Other                       4.0%

------------------------------------------------------------------------------
SEC YIELDS                                                                 <
------------------------------------------------------------------------------

At June 30, 2006 by class

A: 1.86%          B: 1.22%         C: 1.24%       I: 2.45%       Y: 2.14%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 3
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON
                       For the year ended June 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+24.02%   RiverSource Real Estate Fund
          Class A (excluding sales charge)

+21.92%   Dow Jones Wilshire Real Estate Securities
          Index (unmanaged)

+17.90%   Lipper Real Estate Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                              <
------------------------------------------------------------------------------

                                            CLASS A                CLASS B              CLASS C            CLASS I     CLASS Y
(INCEPTION DATES)                           (3/4/04)               (3/4/04)             (3/4/04)           (3/4/04)    (3/4/04)
                                                                         AFTER                 AFTER
                                       NAV(1)      POP(2)     NAV(1)     CDSC(3)   NAV(1)      CDSC(4)       NAV(5)     NAV(5)
AT JUNE 30, 2006
-------------------------------------------------------------------------------------------------------------------------------
1 year                                +24.02%     +16.89%    +23.06%     +18.06%  +23.07%      +22.07%      +24.55%     +24.22%
-------------------------------------------------------------------------------------------------------------------------------
Since inception                       +23.92%     +20.80%    +22.95%     +21.63%  +22.94%      +22.94%      +24.34%     +24.13%
-------------------------------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

------------------------------------------------------------------------------
4 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

QUESTIONS & ANSWERS
     WITH PORTFOLIO MANAGEMENT

Below, Julene Melquist and J. Blair Brumley discuss RiverSource Real Estate Fund's performance and positioning for the 12 months ended June 30, 2006.

At June 30, 2006, approximately 30% of the Fund's total outstanding shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Real Estate Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 23, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Real Estate Fund may experience increased expenses as it buys and sells securities to manage transactions for affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 21 and 34.

Q:    How did RiverSource Real Estate Fund perform for the fiscal year?

A: RiverSource Real Estate Fund's Class A shares gained 24.02% (excluding sales charge) for the 12 months ended June 30, 2006. The Fund outperformed the 21.92% annual advance of its benchmark, the Dow Jones Wilshire Real Estate Securities Index (Wilshire Index). The Lipper Real Estate Funds Index, representing the Fund's peer group, rose 17.90% over the same time frame.

Q:    What factors most significantly affected performance?

A: The real estate sector provided strong returns for the fiscal year, as real estate companies and real estate investment trusts (REITs) benefited most from strong demand across a wide spectrum of investors. Also supporting the real estate market during the annual period was strong merger and acquisition activity as well as healthy growth, yield and income


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 5
------------------------------------------------------------------------------

QUESTIONS & ANSWERS

>     THE REAL ESTATE SECTOR PROVIDED STRONG RETURNS FOR THE
      FISCAL YEAR, AS REAL ESTATE COMPANIES AND REAL ESTATE
      INVESTMENT TRUSTS (REITS) BENEFITED MOST FROM STRONG
      DEMAND ACROSS A WIDE SPECTRUM OF INVESTORS.

      fundamentals within the sector. Together these factors made it more attractive for many investors to buy real estate on Wall Street than on Main Street.

      The Fund's results benefited most during the 12-month period from exposure to the telecommunication tower subsector and from effective stock selection in the office and apartment REIT subsectors. The Fund also benefited from a significant allocation to the apartment subsector, the best performing segment of the Wilshire Index. On a stock-specific basis, telecommunication tower REIT Global Signal, telecommunications tower company American Tower, hotel Starwood Hotels & Resorts Worldwide, apartment REIT Camden Property Trust, and office REIT Prentiss Properties Trust contributed positively to Fund performance. The two telecommunications tower holdings outperformed the Wilshire Index and boosted the Fund's returns. Starwood Hotels & Resorts Worldwide gained upon the completion of its sale of 28 hotels to Host Marriot. The sale meant that Starwood was deleted from the Wilshire Index, but the Fund continued to own its stock. The Fund had significant exposure to the strongly performing Camden Property Trust. A sizable position in Prentiss Properties Trust proved beneficial, as its shares rose upon the REIT's agreement to be acquired by Brandywine Realty Trust.

      Detracting from the Fund's performance was a small allocation to the strongly performing self-storage subsector. Further detracting from the Fund's annual returns was its position in cash during such a robust period for investments in the real estate sector. From an individual stock perspective, a holding in


------------------------------------------------------------------------------
6 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

QUESTIONS & ANSWERS

>     MERGER AND ACQUISITION ACTIVITY IN THE U.S. REAL ESTATE
      MARKET IS ALSO EXPECTED TO REMAIN QUITE STRONG,
      HELPING TO SUPPORT THE SECTOR OVERALL.

      Great Wolf Resorts particularly hurt Fund performance during the annual period. This hotel company was not part of the Wilshire Index and underperformed the Wilshire Index. We sold the Fund's position in Great Wolf Resorts by the end of the period. Holding only a modest position in the strongly performing apartment REIT Equity Residential also hurt the Fund's return.

Q: What changes did you make to the Fund and how is it currently positioned?

      A: We increased the Fund's allocation to office and apartment REITs and reduced its exposure to both regional mall and community shopping center REITs. After a period of poor growth prospects, the fundamentals within the office subsector began to improve during the fiscal year. Fundamentals in the apartment subsector also were better, benefiting from, among other factors, more limited supply given the growing conversion to condominiums and greater demand as higher interest rates made ownership of single-family houses less affordable. We reduced the Fund's exposure to the retail subsectors primarily based on concerns about consumer spending prospects in the face of higher energy prices, higher interest rates and a softening housing market.

      We continued to seek to upgrade the quality of the portfolio overall, reducing positions where we felt discomfort based on stock-specific or event-specific concerns and increasing holdings with strong balance sheets.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 7
------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      At the end of the period, the Fund had significant exposure to the apartments and hotels subsectors, the latter of which includes telecommunication towers. The Fund had more modest allocations to the warehouse/industrial and storage subsectors. The Fund was rather equally weighted to the Wilshire Index in the office and manufactured home subsectors.

Q:    How do you intend to manage the Fund in the coming months?

A: We expect the coming months to be somewhat bumpy for the real estate market given slightly cooling economies, higher interest rates and greater volatility in the broad U.S. equity market. That said, should the economy slow only modestly, we believe demand for real estate will remain strong. REITs continue to be one of the most effective ways to invest directly in real estate.

      In addition to providing opportunities for growth, REITs offer attractive income potential and are generally more liquid than direct investments in property. Furthermore, stock valuations within the real estate sector currently appear reasonable. Perhaps most importantly, fundamentals of REITs continue to improve, particularly in the office and apartment subsectors. Based on these stronger fundamentals, several REITs already have increased their dividends to shareholders and more are anticipated to do so. Merger and acquisition activity in the U.S. real estate market is also expected to remain quite strong, helping to support the sector overall. We will continue to monitor fixed income yield curve trends, Federal Reserve Board activity and employment growth, as they remain key indicators for the real estate market for the near- to mid-term.


------------------------------------------------------------------------------
8 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      Our goal, as always, will be to use in-depth, bottom-up analysis of real estate fundamentals and market performance across the U.S. to find undervalued companies with solid dividend-paying ability and attractive long-term growth potential. Our focus will be on securities of real estate companies with quality assets, strong balance sheets, experienced management teams and a sustainable competitive advantage.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 9
------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Real Estate Fund Class A shares (from 3/4/04 to 6/30/06)* as compared to the performance of two widely cited performance indices, the Dow Jones Wilshire Real Estate Securities Index and the Lipper Real Estate Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data and Dow Jones Wilshire Real Estate Securities Index is from March 4, 2004. Lipper data is from March 1, 2004.

COMPARATIVE RESULTS
Results at June 30, 2006

                                                                                     SINCE
                                                                       1 YEAR     INCEPTION(3)
RIVERSOURCE REAL ESTATE FUND (INCLUDES SALES CHARGE)
------------------------------------------------------------------------------------------------
Class A     Cumulative value of $10,000                                $11,689       $15,512
------------------------------------------------------------------------------------------------
            Average annual total return                                + 16.89%      + 20.80%
------------------------------------------------------------------------------------------------
DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX(1)
------------------------------------------------------------------------------------------------
            Cumulative value of $10,000                                $12,192       $16,087
------------------------------------------------------------------------------------------------
            Average annual total return                                + 21.92%      + 22.71%
------------------------------------------------------------------------------------------------
LIPPER REAL ESTATE FUNDS INDEX(2)
------------------------------------------------------------------------------------------------
            Cumulative value of $10,000                                $11,790       $15,625
------------------------------------------------------------------------------------------------
            Average annual total return                                + 17.90%      + 21.08%
------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.


------------------------------------------------------------------------------
10 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

------------------------------------------------------------------------------

  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE REAL ESTATE FUND

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

RiverSource Real Estate Fund

               RiverSource            Dow Jones               Lipper
               Real Estate            Wilshire              Real Estate
               Fund Class A          Real Estate           Funds Index(2)
                (includes             Securities
              sales charge)            Index(1)
3/1/04             9425                 10000                 10000
6/30/04            9525                  9812                  9997
6/30/05           12508                 13195                 13253
6/30/06           15512                 16087                 15625

RiverSource Real Estate Fund Class A (includes sales charge) ($15,512) Dow Jones Wilshire Real Estate Securities Index(1) ($16,087)
Lipper Real Estate Funds Index(2) ($15,625)

------------------------------------------------------------------------------

(1) The Dow Jones Wilshire Real Estate Securities Index, an unmanaged capitalization-weighted index, measures the performance of publicly traded real estate securities, including REITs and real estate operating companies. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Real Estate Funds Index includes the 30 largest real estate funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data and Dow Jones Wilshire Real Estate Securities Index is from March 4, 2004. Lipper data is from March 1, 2004.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 11
------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Real Estate Fund

JUNE 30, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (97.4%)
------------------------------------------------------------------------------

ISSUER                                                 SHARES         VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (--%)
Brookdale Senior Living                                    620      $   27,739
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (4.4%)
Hilton Hotels                                          132,455       3,745,827
Starwood Hotels &
 Resorts Worldwide                                      78,100       4,712,554
                                                                     ----------
Total                                                                8,458,381
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
Nobility Homes                                          10,000         271,700
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (87.2%)
Acadia Realty Trust                                     80,640       1,907,136
Agree Realty                                            45,405       1,542,408
Alexandria Real Estate Equities                         35,095       3,112,225
AMB Property                                            49,746       2,514,660
American Campus Communities                             32,900         817,565
Apartment Investment &
 Management Cl A                                        55,740       2,421,903
Archstone-Smith Trust                                  128,158       6,519,397
Associated Estates Realty                              148,100       1,836,440
AvalonBay Communities                                   45,700       5,055,334
BioMed Realty Trust                                     68,000       2,035,920
Boston Properties                                       79,790       7,213,016
Brandywine Realty Trust                                 75,258       2,421,050
BRE Properties Cl A                                     28,100       1,545,500
Camden Property Trust                                   71,400       5,251,470
Capital Lease Funding                                   50,000         570,500
CentraCore Properties Trust                             33,093         819,052
Cogdell Spencer                                         20,000         390,200
Colonial Properties Trust                               62,600       3,092,440
Cousins Properties                                      37,400       1,156,782
Developers Diversified Realty                           69,400       3,621,292
DiamondRock Hospitality                                 52,500         777,525
Duke Realty                                             94,300       3,314,645
EastGroup Properties                                    43,490       2,030,113
Education Realty Trust                                  28,293         471,078
Equity Inns                                             81,707       1,353,068
Equity Lifestyle Properties                             20,164         883,788
Equity Office Properties Trust                         262,280       9,575,843
Equity Residential                                     135,718       6,070,666
Essex Property Trust                                     8,200         915,612

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                                 SHARES          VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Federal Realty Investment Trust                         51,990    $  3,639,300
FelCor Lodging Trust                                    40,000         869,600
General Growth Properties                              139,770       6,298,036
Global Signal                                           20,285         939,601
Hersha Hospitality Trust                               100,000         929,000
Highwoods Properties                                    53,490       1,935,268
Home Properties                                         37,870       2,102,164
Host Hotels & Resorts                                  252,699       5,526,527
Innkeepers USA Trust                                   119,600       2,066,688
Kilroy Realty                                           22,800       1,647,300
Kimco Realty                                           141,670       5,169,538
LaSalle Hotel Properties                                58,521       2,709,522
Macerich                                                54,500       3,825,900
Maguire Properties                                      42,900       1,508,793
Mid-America Apartment
 Communities                                            48,247       2,689,770
Nationwide Health Properties                            50,000       1,125,500
Newcastle Investment                                    17,500         443,100
Omega Healthcare Investors                              46,700         617,374
Post Properties                                         35,300       1,600,502
ProLogis                                               137,881       7,186,358
Public Storage                                          94,800       7,195,320
Reckson Associates Realty                               65,150       2,695,907
Regency Centers                                         48,040       2,985,686
Simon Property Group                                   135,170      11,211,001
SL Green Realty                                         28,533       3,123,508
Taubman Centers                                         36,580       1,496,122
Ventas                                                  45,330       1,535,780
Vornado Realty Trust                                    54,340       5,300,867
                                                                  ------------
Total                                                              167,610,660
------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (3.6%)
Brookfield Properties                                  152,600       4,909,142
Forest City Enterprises Cl A                            41,300       2,061,283
                                                                  ------------
Total                                                                6,970,425
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.0%)
American Tower Cl A                                    124,675(b)    3,879,886
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $151,766,618)                                              $187,218,791
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------
12 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.3%)
-------------------------------------------------------------------------------------
ISSUER                                   EFFECTIVE       AMOUNT           VALUE(a)
                                           YIELD      PAYABLE AT
                                                       MATURITY
COMMERCIAL PAPER
Amsterdam Funding
  07-03-06                                 5.30%      $4,400,000        $  4,398,057
-------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $4,398,704)                                                      $  4,398,057
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $156,165,322)(c)                                                 $191,616,848
=====================================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) At June 30, 2006, the cost of securities for federal income tax purposes was $155,511,340 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                $36,445,359
      Unrealized depreciation                                   (339,851)
      -------------------------------------------------------------------
      Net unrealized appreciation                            $36,105,508
      -------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 13
------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Real Estate Fund

JUNE 30, 2006
-----------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
   (identified cost $156,165,322)                                                                          $191,616,848
Cash in bank on demand deposit                                                                                   43,829
Capital shares receivable                                                                                       165,842
Dividends and accrued interest receivable                                                                       647,903
-----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                192,474,422
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
Capital shares payable                                                                                           85,329
Accrued investment management services fee                                                                        4,364
Accrued distribution fee                                                                                         56,434
Accrued service fee                                                                                                   1
Accrued transfer agency fee                                                                                         398
Accrued administrative services fee                                                                                 312
Other accrued expenses                                                                                           63,664
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                               210,502
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                         $192,263,920
=======================================================================================================================
-----------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                                   $    125,728
Additional paid-in capital                                                                                  147,271,429
Undistributed net investment income                                                                             724,191
Accumulated net realized gain (loss)                                                                          8,691,046
Unrealized appreciation (depreciation) on investments                                                        35,451,526
-----------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                   $192,263,920
=======================================================================================================================
Net assets applicable to outstanding shares:                                 Class A                       $106,759,679
                                                                             Class B                       $ 26,621,803
                                                                             Class C                       $  1,607,303
                                                                             Class I                       $ 57,039,643
                                                                             Class Y                       $    235,492
Net asset value per share of outstanding capital stock:                      Class A shares   6,978,620    $      15.30
                                                                             Class B shares   1,751,718    $      15.20
                                                                             Class C shares     105,752    $      15.20
                                                                             Class I shares   3,721,231    $      15.33
                                                                             Class Y shares      15,433    $      15.26
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------
14 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Real Estate Fund

YEAR ENDED JUNE 30, 2006
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                                     $ 5,898,502
Interest                                                                                          172,607
   Less foreign taxes withheld                                                                    (15,340)
----------------------------------------------------------------------------------------------------------
Total income                                                                                    6,055,769
----------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                              1,398,778
Distribution fee
   Class A                                                                                        208,160
   Class B                                                                                        222,515
   Class C                                                                                         11,761
Transfer agency fee                                                                               217,326
Incremental transfer agency fee
   Class A                                                                                         17,713
   Class B                                                                                          8,962
   Class C                                                                                            409
Service fee -- Class Y                                                                                109
Administrative services fees and expenses                                                          91,341
Compensation of board members                                                                      11,444
Custodian fees                                                                                     20,219
Printing and postage                                                                               51,331
Registration fees                                                                                  65,500
Audit fees                                                                                         20,500
Other                                                                                              20,389
----------------------------------------------------------------------------------------------------------
Total expenses                                                                                  2,366,457
     Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)             (29,579)
----------------------------------------------------------------------------------------------------------
                                                                                                2,336,878
   Earnings and bank fee credits on cash balances (Note 2)                                         (6,560)
----------------------------------------------------------------------------------------------------------
Total net expenses                                                                              2,330,318
----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                  3,725,451
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on security transactions (Note 3)                                     12,247,355
Net change in unrealized appreciation (depreciation) on investments                            16,722,881
----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                 28,970,236
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $32,695,687
==========================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 15
------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Real Estate Fund

YEAR ENDED JUNE 30,                                                           2006                2005
-----------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          $   3,725,451       $   3,117,127
Net realized gain (loss) on investments                                     12,247,355           3,614,926
Net change in unrealized appreciation (depreciation) on investments         16,722,881          17,539,847
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             32,695,687          24,271,900
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                  (826,940)           (612,081)
     Class B                                                                   (63,022)            (92,564)
     Class C                                                                    (3,352)             (5,561)
     Class I                                                                  (680,105)           (665,059)
     Class Y                                                                    (1,424)               (523)
   Net realized gain
     Class A                                                                (5,859,124)           (343,907)
     Class B                                                                (1,589,771)            (95,259)
     Class C                                                                   (80,932)             (5,829)
     Class I                                                                (2,938,907)           (325,986)
     Class Y                                                                    (6,290)               (223)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                        (12,049,867)         (2,146,992)
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-----------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                  50,227,037          43,892,647
   Class B shares                                                           11,735,272          13,158,425
   Class C shares                                                              715,365             696,561
   Class I shares                                                           22,711,495          43,592,830
   Class Y shares                                                              184,996              20,400
Reinvestment of distributions at net asset value
   Class A shares                                                            6,504,594             924,251
   Class B shares                                                            1,609,279             182,262
   Class C shares                                                               79,986              10,812
   Class I shares                                                            3,617,759             990,741
   Class Y shares                                                                6,490                 412
Payments for redemptions
   Class A shares                                                          (23,054,965)        (10,429,547)
   Class B shares (Note 2)                                                  (7,846,481)         (2,222,655)
   Class C shares (Note 2)                                                    (281,518)           (161,754)
   Class I shares                                                          (28,143,860)        (11,180,874)
   Class Y shares                                                               (8,458)             (5,694)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           38,056,991          79,468,817
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     58,702,811         101,593,725
Net assets at beginning of year                                            133,561,109          31,967,384
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $ 192,263,920       $ 133,561,109
===========================================================================================================
Undistributed net investment income                                      $     724,191       $     462,223
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------
16 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
RiverSource Real Estate Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Sector Series, Inc. (formerly AXP Sector Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies operating in the real estate industry, including equities of real estate investment trusts (REITs), and other real estate related investments.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At June 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 29.67% of the Fund's net assets.

At June 30, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 30% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 17
------------------------------------------------------------------------------

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------
18 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 19
------------------------------------------------------------------------------

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,888,640 and accumulated net realized gain has been increased by $2,537,318 resulting in a net reclassification adjustment to decrease paid-in capital by $648,678.

The tax character of distributions paid for the years indicated are as follows:

YEAR ENDED JUNE 30,                                              2006            2005
---------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
        Ordinary income .......................................$2,672,772      $866,790
        Long-term capital gain .................................4,013,292        89,198
CLASS B
Distributions paid from:
        Ordinary income ..........................................563,856       163,116
        Long-term capital gain .................................1,088,937        24,707
CLASS C
Distributions paid from:
        Ordinary income ...........................................28,848         9,878
        Long-term capital gain ....................................55,436         1,512
CLASS I
Distributions paid from:
        Ordinary income ........................................1,605,965       906,493
        Long-term capital gain .................................2,013,047        84,552
CLASS Y
Distributions paid from:
        Ordinary income ............................................3,406           688
        Long-term capital gain .....................................4,308            58

At June 30, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ..............................................$ 2,636,588
Accumulated long-term gain (loss) ..........................................$ 6,124,667
Unrealized appreciation (depreciation) .....................................$36,105,508


------------------------------------------------------------------------------
20 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

The Fund estimates the components of distributions received from REITs. Distributions received in excess of estimated income are recorded as a reduction of cost of investments and/or as a realized gain.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.84% to 0.72% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Real Estate Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $95,523 for the year ended June 30, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 21
------------------------------------------------------------------------------

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $573,144 for Class A, $25,118 for Class B and $169 for Class C for the year ended June 30, 2006.

For the year ended June 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.53% for Class A, 2.30% for Class B, 2.29% for Class C and 1.35% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $23,404, $5,873, $293 and $9, respectively. Under this agreement which was effective until June 30, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.49% for Class A, 2.27% for Class B, 2.27% for Class C, 1.17% for Class I and 1.34% for Class Y of the Fund's average daily net assets. Effective as of July 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until June 30, 2007, unless sooner terminated at the discretion of the Board such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A, 2.27% of Class B, 2.27% for Class C, 1.14% for Class I and 1.34% for Class Y of the Fund's average daily net assets.

During the year ended June 30, 2006, the Fund's custodian and transfer agency fees were reduced by $6,560 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.


------------------------------------------------------------------------------
22 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $99,006,459 and $72,518,413, respectively, for the year ended June 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    YEAR ENDED JUNE 30, 2006
                                          CLASS A            CLASS B           CLASS C            CLASS I        CLASS Y
-------------------------------------------------------------------------------------------------------------------------
Sold                                     3,526,617            832,372           50,028           1,580,986        12,893
Issued for reinvested
distributions                              482,897            120,622            5,995             267,313           479
Redeemed                                (1,621,637)          (556,880)         (19,906)         (2,049,469)         (608)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  2,387,877            396,114           36,117            (201,170)       12,764
-------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED JUNE 30, 2005
                                          CLASS A            CLASS B           CLASS C            CLASS I        CLASS Y
-------------------------------------------------------------------------------------------------------------------------
Sold                                     3,732,333          1,123,841           59,892           3,813,042         1,708
Issued for reinvested
distributions                               73,046             14,616              867              77,936            32
Redeemed                                  (866,695)          (187,355)         (13,649)           (944,964)         (476)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  2,938,684            951,102           47,110           2,946,014         1,264
-------------------------------------------------------------------------------------------------------------------------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended June 30, 2006.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 23
------------------------------------------------------------------------------

6. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American ExpressFinancial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


------------------------------------------------------------------------------
24 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 25
------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

---------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------
Fiscal period ended June 30,                                            2006        2005       2004(b)
Net asset value, beginning of period                                   $13.44      $10.46      $10.35
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .30         .32         .06
Net gains (losses) (both realized and unrealized)                        2.76        2.94         .05
---------------------------------------------------------------------------------------------------------
Total from investment operations                                         3.06        3.26         .11
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.14)       (.18)         --
Distributions from realized gains                                       (1.06)       (.10)         --
---------------------------------------------------------------------------------------------------------
Total distributions                                                     (1.20)       (.28)         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $15.30      $13.44      $10.46
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $  107      $   62      $   17
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     1.53%       1.49%       1.49%(e)
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        2.37%       3.56%       3.76%(e)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  47%         63%         49%
---------------------------------------------------------------------------------------------------------
Total return(f)                                                         24.02%      31.32%       1.06%(g)
---------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.55%, 1.57% and 3.86% for the periods ended June 30, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------
26 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

CLASS B

---------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------
Fiscal period ended June 30,                                            2006        2005       2004(b)
Net asset value, beginning of period                                   $13.37      $10.43      $10.35
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .18         .22         .05
Net gains (losses) (both realized and unrealized)                        2.75        2.93         .03
---------------------------------------------------------------------------------------------------------
Total from investment operations                                         2.93        3.15         .08
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.04)       (.11)         --
Distributions from realized gains                                       (1.06)       (.10)         --
---------------------------------------------------------------------------------------------------------
Total distributions                                                     (1.10)       (.21)         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $15.20      $13.37      $10.43
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $   27      $   18      $    4
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     2.30%       2.27%       2.26%(e)
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        1.59%       2.77%       3.12%(e)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  47%         63%         49%
---------------------------------------------------------------------------------------------------------
Total return(f)                                                         23.06%      30.31%        .77%(g)
---------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.32%, 2.34% and 4.63% for the periods ended June 30, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 27
------------------------------------------------------------------------------

CLASS C

---------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------
Fiscal period ended June 30,                                            2006        2005       2004(b)
Net asset value, beginning of period                                   $13.37      $10.43      $10.35
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .18         .21         .05
Net gains (losses) (both realized and unrealized)                        2.75        2.93         .03
---------------------------------------------------------------------------------------------------------
Total from investment operations                                         2.93        3.14         .08
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.04)       (.10)         --
Distributions from realized gains                                       (1.06)       (.10)         --
---------------------------------------------------------------------------------------------------------
Total distributions                                                     (1.10)       (.20)         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $15.20      $13.37      $10.43
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $    2      $    1      $   --
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     2.29%       2.27%       2.27%(e)
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        1.61%       2.79%       3.20%(e)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  47%         63%         49%
---------------------------------------------------------------------------------------------------------
Total return(f)                                                         23.07%      30.29%        .77%(g)
---------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.32%, 2.33% and 4.64% for the periods ended June 30, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------
28 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

CLASS I

------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------
Fiscal period ended June 30,                                               2006         2005         2004(b)
Net asset value, beginning of period                                      $13.46       $10.46       $10.35
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .36          .35          .06
Net gains (losses) (both realized and unrealized)                           2.76         2.95          .05
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            3.12         3.30          .11
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.19)        (.20)          --
Distributions from realized gains                                          (1.06)        (.10)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (1.25)        (.30)          --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $15.33       $13.46       $10.46
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $   57       $   53       $   10
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                            1.09%        1.10%        1.17%(d),(e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           2.85%        4.04%        5.50%(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     47%          63%          49%
------------------------------------------------------------------------------------------------------------------
Total return(f)                                                            24.55%       31.78%        1.06%(g)
------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 3.54% for the period ended June 30, 2004.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 29
------------------------------------------------------------------------------

CLASS Y

----------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------
Fiscal period ended June 30,                                                   2006        2005       2004(b)
Net asset value, beginning of period                                          $13.41      $10.47      $10.35
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     .32         .38         .06
Net gains (losses) (both realized and unrealized)                               2.75        2.89         .06
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                3.07        3.27         .12
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                            (.16)       (.23)         --
Distributions from realized gains                                              (1.06)       (.10)         --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (1.22)       (.33)         --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $15.26      $13.41      $10.47
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                       $   --      $   --      $   --
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                            1.35%       1.34%       1.13%(e)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets               2.53%       3.79%       3.62%(e)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                         47%         63%         49%
----------------------------------------------------------------------------------------------------------------
Total return(f)                                                                24.22%      31.48%       1.16%(g)
----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.36%, 1.39% and 3.50% for the periods ended June 30, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------
30 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

REPORT OF INDEPENDENT

                                             REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE SECTOR SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Real Estate Fund (a series of RiverSource Sector Series, Inc.) as of June 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2006, and the financial highlights for each of the years in the two-year period ended June 30, 2006 and for the period from March 4, 2004 (when shares became publicly available) to June 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Real Estate Fund as of June 30, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
August 21, 2006


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 31
------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Real Estate Fund
Fiscal year ended June 30, 2006

CLASS A
INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ...........................2.86%
      Dividends Received Deduction for corporations .......................0.40%
PAYABLE DATE                                                          PER SHARE
Sept. 28, 2005 ........................................................$0.03780
Dec. 22, 2005 ..........................................................0.38972
June 27, 2006 ..........................................................0.04508
Total .................................................................$0.47260

CAPITAL GAIN DISTRIBUTION taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 22, 2005 .........................................................$0.72398
Total distributions ...................................................$1.19658

CLASS B
INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ...........................2.86%
      Dividends Received Deduction for corporations .......................0.40%
PAYABLE DATE                                                          PER SHARE
Sept. 28, 2005 ........................................................$0.00994
Dec. 22, 2005 ..........................................................0.36555
Total .................................................................$0.37549

CAPITAL GAIN DISTRIBUTION taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 22, 2005 .........................................................$0.72398
Total distributions ...................................................$1.09947


------------------------------------------------------------------------------
32 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

CLASS C
INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..........................2.86%
      Dividends Received Deduction for corporations ......................0.40%
PAYABLE DATE                                                          PER SHARE
Sept. 28, 2005 .......................................................$0.01173
Dec. 22, 2005 .........................................................0.36488
June 27, 2006 .........................................................0.00025
Total ................................................................$0.37686

CAPITAL GAIN DISTRIBUTION taxable as long-term capital gain

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005 ........................................................$0.72398
Total distributions ..................................................$1.10084

CLASS I
INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals .........................2.86%
      Dividends Received Deduction for corporations .....................0.40%
PAYABLE DATE                                                         PER SHARE
Sept. 28, 2005 .......................................................$0.04854
Dec. 22, 2005 .........................................................0.40263
June 27, 2006 .........................................................0.07871
Total ................................................................$0.52988

CAPITAL GAIN DISTRIBUTION taxable as long-term capital gain

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005 ........................................................$0.72398
Total distributions ..................................................$1.25386

CLASS Y
INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..........................2.86%
      Dividends Received Deduction for corporations ......................0.40%
PAYABLE DATE                                                          PER SHARE
Sept. 28, 2005 .......................................................$0.04036
Dec. 22, 2005 .........................................................0.39744
June 27, 2006 .........................................................0.06226
Total ................................................................$0.50006

CAPITAL GAIN DISTRIBUTION taxable as long-term capital gain

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005 ........................................................$0.72398
Total distributions ..................................................$1.22404


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 33
------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------
34 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

                                                  BEGINNING              ENDING              EXPENSES
                                                ACCOUNT VALUE        ACCOUNT VALUE          PAID DURING        ANNUALIZED
                                                JAN. 1, 2006         JUNE 30, 2006         THE PERIOD(a)     EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000              $1,148.70               $8.41              1.57%
---------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000              $1,017.10               $7.90              1.57%
---------------------------------------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000              $1,144.60              $12.51              2.34%
---------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000              $1,013.26              $11.75              2.34%
---------------------------------------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000              $1,144.60              $12.51              2.34%
---------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000              $1,013.26              $11.75              2.34%
---------------------------------------------------------------------------------------------------------------------------
Class I
---------------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000              $1,151.00              $5.90               1.10%
---------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000              $1,019.45              $5.54               1.10%
---------------------------------------------------------------------------------------------------------------------------
Class Y
---------------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000              $1,149.70              $7.56               1.41%
---------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000              $1,017.90              $7.09               1.41%
---------------------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended June 30, 2006:
      +14.87% for Class A, +14.46% for Class B, +14.46% for Class C, +15.10%
      for Class I and +14.97% for Class Y.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 35
------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                         POSITION HELD
ADDRESS,                      WITH FUND AND          PRINCIPAL OCCUPATION                          OTHER
AGE                           LENGTH OF SERVICE      DURING PAST FIVE YEARS                        DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                Board member           Chief Justice, Minnesota Supreme
901 S. Marquette Ave.         since 2006             Court, 1998-2005
Minneapolis, MN 55402
Age 52
-----------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson               Board member           Chair, Board Services Corporation
901 S. Marquette Ave.         since 1999             (provides administrative services
Minneapolis, MN 55402                                to boards); former Governor
Age 71                                               of Minnesota
-----------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn             Board member           Trustee Professor of Economics and
901 S. Marquette Ave.         since 2004             Management, Bentley College;
Minneapolis, MN 55402                                former Dean, McCallum Graduate
Age 55                                               School of Business, Bentley College
-----------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                 Board member           Attorney and Consultant
901 S. Marquette Ave.         since 1985
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind               Board member           Former Managing Director,                     American Progressive
901 S. Marquette Ave.         since 2005             Shikiar Asset Management                      Insurance
Minneapolis, MN 55402
Age 70
-----------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.         Board member           President Emeritus and                        Valmont Industries, Inc.
901 S. Marquette Ave.         since 2002             Professor of Economics,                       (manufactures irrigation
Minneapolis, MN 55402                                Carleton College                              systems)
Age 67
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
36 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

NAME,                                 POSITION HELD
ADDRESS,                              WITH FUND AND       PRINCIPAL OCCUPATION                     OTHER
AGE                                   LENGTH OF SERVICE   DURING PAST FIVE YEARS                   DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia                Board member        Director, Enterprise Asset               Strategic Distribution, Inc.
901 S. Marquette Ave.                 since 2004          Management, Inc. (private real           (transportation, distribution
Minneapolis, MN 55402                                     estate and asset management              and logistics consultants)
Age 53                                                    company)
---------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                        Board member        President and Chief Executive
901 S. Marquette Ave.                 since 2006          Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                     Insurance Company, Inc. since 1999
Age 53
---------------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                       Board member        Former three-term United States
1201 Sunshine Ave.                    since 1997          Senator for Wyoming
Cody, WY 82414
Age 74
---------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                  Board member        Chief Executive Officer, RiboNovix,      Hybridon, Inc.
901 S. Marquette Ave.                 since 2002          Inc. since 2003 (biotechnology);         (biotechnology); American
Minneapolis, MN 55402                                     former President, Forester Biotech       Healthways, Inc. (health
Age 62                                                                                             management programs)
---------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                                 POSITION HELD
ADDRESS,                              WITH FUND AND       PRINCIPAL OCCUPATION                     OTHER
AGE                                   LENGTH OF SERVICE   DURING PAST FIVE YEARS                   DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
William F. Truscott**                 Board member        President, Ameriprise Certificate
53600 Ameriprise Financial Center     since 2001,         Company since 2006; President -
Minneapolis, MN 55474                 Vice President      U.S. Asset Management and
Age 45                                since 2002,         Chief Investment Officer, Ameriprise
                                      Acting President    Financial, Inc. and President,
                                      since 2006          Chairman of the Board and
                                                          Chief Investment Officer, RiverSource
                                                          Investments, LLC since 2005;
                                                          Senior Vice President - Chief
                                                          Investment Officer, Ameriprise
                                                          Financial, Inc. and Chairman of the
                                                          Board and Chief Investment Officer,
                                                          RiverSource Investments, LLC,
                                                          2001-2005
---------------------------------------------------------------------------------------------------------------------------------

 * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 37
------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND              PRINCIPAL OCCUPATION
AGE                                 LENGTH OF SERVICE          DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer                  Vice President - Investment Accounting, Ameriprise Financial, Inc.,
105 Ameriprise Financial Center     since 2002                 since 2002; Vice President - Finance, American Express Company,
Minneapolis, MN 55474                                          2000-2002
Age 51
---------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                  Vice President             Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise Financial Center     since 2004                 Financial, Inc. and RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                                          Vice President - Investments, Ameriprise Certificate Company since
Age 42                                                         2003; Senior Vice President - Fixed Income, Ameriprise Financial,
                                                               Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006;
                                                               Managing Director, Zurich Global Assets, 2001-2002
---------------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                       Vice President,            President of Board Services Corporation
901 S. Marquette Ave.               General Counsel,
Minneapolis, MN 55402               and Secretary
Age 67                              since 1978
---------------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden*                   Acting Chief               Chief Compliance Officer, Ameriprise Certificate Company since
1875 Ameriprise Financial Center    Compliance Officer         2006; Vice President - Asset Management Compliance,
Minneapolis, MN 55474               since 2006                 RiverSource Investments, LLC since 2006; Chief Compliance
Age 41                                                         Officer - Mason Street Advisors, LLC, 2002-2006
---------------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                      Anti-Money                 Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center    Laundering Officer         Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Minneapolis, MN 55474               since 2004                 Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Age 42                                                         Director and Bank Secrecy Act Officer, American Express
                                                               Centurion Bank, 2000-2003
---------------------------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


------------------------------------------------------------------------------
38 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 39
------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------
40 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE REAL ESTATE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                      AFFIRMATIVE               WITHHOLD
-----------------------------------------------------------------------------------
    Kathleen Blatz                   117,256,985.88           2,383,320.33
-----------------------------------------------------------------------------------
    Arne H. Carlson                  116,847,727.37           2,792,578.84
-----------------------------------------------------------------------------------
    Patricia M. Flynn                117,123,924.79           2,516,381.42
-----------------------------------------------------------------------------------
    Anne P. Jones                    117,036,012.39           2,604,293.82
-----------------------------------------------------------------------------------
    Jeffrey Laikind                  117,016,847.56           2,623,458.65
-----------------------------------------------------------------------------------
    Stephen R. Lewis, Jr.            117,246,067.39           2,394,238.82
-----------------------------------------------------------------------------------
    Catherine James Paglia           117,136,808.37           2,503,497.84
-----------------------------------------------------------------------------------
    Vikki L. Pryor                   117,078,282.85           2,562,023.36
-----------------------------------------------------------------------------------
    Alan K. Simpson                  116,581,877.51           3,058,428.70
-----------------------------------------------------------------------------------
    Alison Taunton-Rigby             117,265,581.67           2,374,724.54
-----------------------------------------------------------------------------------
    William F. Truscott              117,241,875.79           2,398,430.42
-----------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

      AFFIRMATIVE          AGAINST           ABSTAIN       BROKER NON-VOTES
-----------------------------------------------------------------------------------
    115,543,650.51      2,026,234.35      2,070,421.35           0.00
-----------------------------------------------------------------------------------


------------------------------------------------------------------------------
RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT - 41
------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                AFFIRMATIVE                 AGAINST                ABSTAIN            BROKER NON-VOTES
---------------------------------------------------------------------------------------------------------
              115,927,558.09              1,623,843.55           2,088,904.57               0.00
---------------------------------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

                AFFIRMATIVE                 AGAINST                ABSTAIN            BROKER NON-VOTES
---------------------------------------------------------------------------------------------------------
              115,488,915.10              1,959,359.71           2,192,031.40               0.00
---------------------------------------------------------------------------------------------------------

BORROWING

                AFFIRMATIVE                 AGAINST                ABSTAIN            BROKER NON-VOTES
---------------------------------------------------------------------------------------------------------
              115,429,698.43              1,854,982.39           2,355,625.39               0.00
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
42 - RIVERSOURCE REAL ESTATE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE(SM) REAL ESTATE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource Funds are
RIVERSOURCE [LOGO](SM)  managed by RiverSource Investments, LLC and
       INVESTMENTS      distributed by Ameriprise Financial Services, Inc.,
                        Member NASD. Both companies are part of Ameriprise
                        Financial, Inc.

                                                               S-6281 E (8/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended June 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Sector Series, Inc. were as follows:

                  2006 - $50,500;                       2005 - $47,000

(b) Audit - Related Fees. The fees paid for the years ended June 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Sector Series, Inc. were as follows:

                  2006 - $354;                          2005 - $270

(c) Tax Fees. The fees paid for the years ended June 30, to KPMG LLP for tax compliance related services for RiverSource Sector Series, Inc. were as follows:

                  2006 - $15,587;                       2005 - $5,278

(d) All Other Fees. The fees paid for the years ended June 30, to KPMG LLP for additional professional services rendered for RiverSource Sector Series, Inc. were as follows:

                  2006 - $867;                          2005 - $797

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended June 30, by the registrant for non-audit services to KPMG LLP were as follows:

                  2006 - $69,954;                       2005 - $144,975

         The fees paid for the years ended June 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2006 - $53,500;                       2005 - $138,900

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.

*2005 represents bills paid 7/1/04 - 6/30/05
 2006 represents bills paid 7/1/05 - 6/30/06


Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  RiverSource Sector Series, Inc.


By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          September 1, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          September 1, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          September 1, 2006